Supplement to the John Hancock Growth Funds Prospectus dated July 1, 1999 for John Hancock Special Equities Fund



On July 19, 1999, the Trustees of the John Hancock Special Equities Fund (the "Fund") voted to recommend that the shareholders approve a tax free reorganization of the Fund, as described below.

Under the terms of the reorganization, subject to shareholder approval at a shareholder meeting scheduled to be held on December 1, 1999, the Fund would transfer all of its assets and liabilities to John Hancock Small Cap Growth Fund ("Small Cap Growth Fund") in a tax free exchange for shares of equal value of Small Cap Growth Fund. Further information regarding the proposed reorganization will be contained in proxy statement and prospectus which is scheduled to be mailed to shareholders on or about September 27, 1999.

Effective August 2, 1999, John Hancock Special Equities Fund will be closed to all new accounts.



July 19, 1999

GROPS 7/99

          Supplement to the John Hancock Special Equities Fund- Class Y
                         Prospectus dated March 1, 1999




On July 19, 1999, the Trustees of the John Hancock Special Equities Fund (the "Fund") voted to recommend that the shareholders approve a tax free reorganization of the Fund, as described below.

Under the terms of the reorganization, subject to shareholder approval at a shareholder meeting scheduled to be held on December 1, 1999, the Fund would transfer all of its assets and liabilities to John Hancock Small Cap Growth Fund ("Small Cap Growth Fund") in a tax free exchange for shares of equal value of Small Cap Growth Fund. Further information regarding the proposed reorganization will be contained in proxy statement and prospectus which is scheduled to be mailed to shareholders on or about September 27, 1999.

Effective August 2, 1999, John Hancock Special Equities Fund will be closed to all new accounts.


July 19, 1999

18YPS-7/99